UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 27, 2016

CAPITOL FEDERAL FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-34814	27-2631712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
The Registrant’s press release dated October 27, 2016, announcing financial results for fiscal year 2016 is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE
The Registrant’s press release dated October 27, 2016, announcing that its Board of Directors declared a fiscal year 2016 cash true-up dividend of $0.29 per share on outstanding CFFN common stock is attached hereto as Exhibit 99.2, and is incorporated herein by reference. The dividend is payable on December 2, 2016, to stockholders of record as of the close of business on November 18, 2016.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit 99.1 – Press release announcing earnings dated October 27, 2016
Exhibit 99.2 – Press release announcing fiscal year 2016 cash true-up dividend dated October 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL, INC.
Date: October 27, 2016	By: /s/ Kent G. Townsend

Kent G. Townsend, Executive Vice-President,
Chief Financial Officer, and Treasurer